Exhibit 10-37

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of November     , 2004, by and between COMDIAL CORPORATION, a Delaware corporation (“Borrower”), whose address is 106 Cattlemen Road, Sarasota, Florida 34232 and SILICON VALLEY BANK (“Bank”) whose address is 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office at 3353 Peachtree Road, NE, North Tower, Suite M-10, Atlanta, Georgia 30326.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated April 28, 2004, as may be amended from time to time (the “Loan Agreement”). The Loan Agreement provides for, among other things, a Committed Line in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (the “Revolving Facility”). Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the “Indebtedness.”

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement and an Intellectual Property Security Agreement dated April 28, 2004 executed by the Borrower in favor of Bank. Additionally, repayment of the Indebtedness is guaranteed by the domestic subsidiaries of Borrower (the “Guarantors”) pursuant to an Unconditional Guaranty dated as of April 28, 2004 from the Guarantors in favor of the Bank (the “Guaranty”) and further secured pursuant to the Security Agreement dated April 28, 2004 executed by the Guarantors in favor of Bank and by the Intellectual Property Security Agreement dated April 28, 2004 executed by the Guarantors in favor of Bank.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the “Security Documents”. Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

3.1 The Loan Agreement is hereby amended by deleting in its entirety clause (g) of Section 5.5 thereof and by substituting therefor a new clause (g) to read as follows:

(g) make any loans of any money or other assets or permit any of its Subsidiaries to do so, other than (i) intercompany loans from Borrower to a Guarantor or from a Guarantor to another Guarantor or to Borrower and (ii) that certain loan in the principal amount of $800,000 made by Borrower to eCommunications Systems Corporation on October 1, 2004;

3.2 The Loan Agreement is hereby amended by deleting the first paragraph of the Tangible Net Worth covenant set forth in Section 5 of the Schedule to the Loan Agreement:

Minimum Adjusted
Tangible Net Worth:	Borrower shall maintain an Adjusted Tangible Net Worth of not less than ($1,600,000) plus twenty-five percent (25%) of consolidated net income (without regard to any loss) from each fiscal quarter of Borrower, plus twenty-five percent (25%) of the net proceeds from any issuance by Borrower of equity or subordinate debt after the date of this Agreement.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Bank a fee in the amount of One Thousand Five Hundred Dollars ($1,500) (the “Loan Fee”) plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon: (a) Borrower’s execution and delivery of this Loan Modification Agreement, (b) Borrower’s payment of the loan modification fee provided in Section 4 above and payment of all outstanding legal fees and expenses, (c) delivery by Borrower to Bank of the original promissory note executed by eCommunications Systems Corporation in favor of Borrower, together with a duly executed Allonge endorsing such promissory note to Bank as security for the Indebtedness and (d) such other instruments, documents and agreements as Bank or its counsel shall request.

This Loan Modification Agreement is executed as of the date first written above.

BORROWER:	BANK:

COMDIAL CORPORATION	SILICON VALLEY BANK

By:	By:
Name:	Name:
Title:	Title:

ACKNOWLEDGMENT OF GUARANTORS

The undersigned, the guarantors of the obligations of COMDIAL CORPORATION (“Borrower”) to SILICON VALLEY BANK (“Bank”) pursuant to that certain Unconditional Guaranty, dated as of April 28, 2004 (the “Guaranty”), hereby:

(a) acknowledge receipt of a copy of the forgoing certain Loan Modification Agreement executed and delivered by Borrower to Lender (the “Loan Modification”) and consent to, and agree to be bound by, the terms and conditions thereof;

(b) acknowledge and agree that all obligations of the Borrower under the Loan Modifications are included in the “Obligations,” as such term is defined in the Guaranty, and are guaranteed by the Guaranty; and

(c) acknowledge and agree that the Guaranty, the Security Documents to which they are a party and their obligations thereunder, remain in full force and effect, without release, diminution or impairment, notwithstanding the execution and delivery of the Loan Modification.

IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement and Agreement under seal as of the      day of             , 200    .

COMDIAL ACQUISITION CORP.

By:
Name:
Title:

[CORPORATE SEAL]

COMDIAL BUSINESS
COMMUNICATIONS CORPORATION

By:
Name:
Title:

[CORPORATE SEAL]

COMDIAL TELECOMMUNICATIONS
INTERNATIONAL, INC.

By:
Name:
Title:

[CORPORATE SEAL]

COMDIAL ENTERPRISE SOLUTIONS, INC.

By:
Name:
Title:

[CORPORATE SEAL]

AURORA SYSTEMS, INC..

By:
Name:
Title:

[CORPORATE SEAL]

ARRAY TELECOM CORPORATION

By:
Name:
Title:

[CORPORATE SEAL]

KEY VOICE TECHNOLOGIES, INC.

By:
Name:
Title:

[CORPORATE SEAL]

COMDIAL REAL ESTATE CO., INC.

By:
Name:
Title:

[CORPORATE SEAL]

5